Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mexco Energy Corporation (the “Company”) on Form 10-K for the year ending March 31, 2018, as filed with the SEC on the date hereof (the “Report”), we, Nicholas C. Taylor, Chief Executive Officer and Tamala L. McComic, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 26, 2018	/s/ Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

Dated: June 26, 2018	/s/ Tamala L. McComic
Chief Financial Officer, President,
Treasurer and Assistant Secretary